UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2015

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	333-170054	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)
c/o Boulderado Group, LLC 292 Newbury Street, Suite 333 Boston, Massachusetts 02115 (857) 256-0079
___________________________________
(Former name or address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Boston Omaha Corporation (the “Company”) is filing this Current Report on Form 8-K/A (Amendment No. 1) (the “8-K/A”) in order to amend its previously filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 24, 2015 (the “Initial 8-K”), in order to file certain financial statements and to furnish certain pro forma financial information pursuant to Item 9.01 of this Form 8-K/A.

The Initial 8-K provided disclosure under Item 2.01 thereof regarding the June 19, 2015 closing of the Company’s acquisition of certain billboards and related assets by Link Media Alabama, LLC, which is owned by Link Holdings, LLC, which is owned by the Company.  Link Media Alabama, LLC entered into an Asset Purchase Agreement with Bell Media, LLC by which Link Media Alabama, LLC acquired 35 billboards and related personal property from Bell Media, LLC and acquired the rights to lease three other billboards. The billboards and related assets are located in Alabama.  Bell Media, LLC did not sell its indoor advertising business as part of the transaction.  The purchase price for the acquired assets was $6,384,604 paid at closing.  An additional $300,000 was subsequently paid by Link Media Alabama, LLC to Bell Media, LLC upon the receipt of certain third party consents.

Item 9.01 of Form 8-K provides that with respect to transactions described pursuant to Item 2.01 of Form 8-K, the financial statements of businesses acquired may be filed, and pro forma financial information regarding such transactions may be furnished, not later than 71 calendar days after the date that the initial report on Form 8-K must be filed. As such, the Company disclosed in the Initial 8-K that it would file the required financial statements and furnish the required pro forma financial information within that time frame.  The preparation of such financial statements and pro forma financial information took longer than the Company anticipated as Bell Media LLC did not maintain audited financial statements and did not segregate its billboard business from other non-billboard operating assets of Bell Media, LLC which were retained by Bell Media, LLC and not included in the assets acquired by Link Media Alabama, LLC.

The Company is now providing Statements of Revenues and Direct Operating Expenses of Certain Assets Acquired from Bell Media, LLC for the twelve months ended May 31, 2015 and 2014, as well as the Statement of Assets Acquired and Liabilities Assumed from Bell Media, LLC as of June 19, 2015 along with certain pro forma information, each as described in Item 9.01 below.  The financial information provided in Item 9.01 below constitutes “carve-out financial statements” submitted in accordance with the provisions of Section 2065.3 of the Securities and Exchange Commission’s Financial Reporting Manual.  As a result, and as indicated in the notes to the  financial statements, the financial information provided as set forth in Item 9.01 is not indicative of the financial condition or results of operations of the acquired business going forward because of the omission of various operating expenses as described in the notes to these financial statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Attached hereto as Schedule “A” please find the Statements of Revenues and Direct Operating Expenses of Certain Assets Acquired from Bell Media, LLC for the twelve months ended May 31, 2015 and 2014.  Attached hereto as Schedule “B” please find the Statement of Assets Acquired and Liabilities Assumed from Bell Media, LLC as of June 19, 2015.

(b)	Pro forma Financial Information.

Attached hereto as Schedule “C” please find the unaudited pro forma combined balance sheet of the Company as at March 31, 2015, the unaudited pro forma combined statement of operations for the three months ended March 31, 2015, and the unaudited pro forma combined statement of operations for the year ended December 31, 2014.

(c)	Shell Company Transaction.

Not applicable.

(d)	Exhibits.

Not applicable.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION

Date: October 9, 2015	/s/	Alex B. Rozek

	Name:	Alex B. Rozek
	Title:	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

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BOSTON OMAHA CORPORATION

SCHEDULE A

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF CERTAIN ASSETS ACQUIRED FROM BELL MEDIA, LLC

FOR TWELVE MONTHS ENDED MAY 31, 2015 AND 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Boston Omaha Corporation

We have audited the accompanying Statements of Revenues and Direct Operating Expenses of certain assets (the “Assets”) acquired from Bell Media, LLC, for the years ended May 31, 2015 and 2014. These financial statements are the responsibility of the management of Boston Omaha Corporation (the “Company”). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Assets for the years ended May 31, 2015 and 2014, in conformity with accounting principles generally accepted in the United States of America.

We draw attention to Note 1 to the financial statements, which describes that the accompanying statements of revenues and direct operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Boston Omaha Corporation and are not intended to be a complete presentation of the Bell Media, LLC’s results of operations. Our opinion is not modified with respect to this matter.

/s/ MaloneBailey, LLP
www.malone-bailey.com
Houston, Texas
October 2, 2015

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BOSTON OMAHA CORPORATION

SCHEDULE A

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF CERTAIN ASSETS ACQUIRED FROM BELL MEDIA, LLC

	For the Twelve Months Ended
	May 31,
	2015	2014

Revenues:
Billboard sales	$1,370,203	$1,403,093
Sales discounts	(3,060)	(230)

Total Revenues	1,367,143	1,402,863

Direct Operating Expenses:
Lease and sublease expense	459,017	440,168
Billboard illumination	53,580	51,649
Sales expense	48,560	52,524
Materials, supplies and labor	34,558	35,542
Internet expense	5,707	3,981

Total Direct Operating Expenses	601,422	583,864

Excess of Revenues over Direct Operating Expenses	$765,721	$818,999

See accompanying Notes to the Statements of
Revenues and Direct Operating Expenses of Certain Assets Acquired from Bell Media, LLC.

3

BOSTON OMAHA CORPORATION

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF CERTAIN ASSETS ACQUIRED FROM BELL MEDIA, LLC

NOTE 1.                      BASIS OF PRESENTATION

The accompanying statements of revenue and direct operating expenses of certain assets (“the Assets”) acquired from Bell Media LLC (“Bell”) have been prepared in connection with Bell’s sale of outdoor advertising assets to Link Media Alabama, LLC (“LMA”), a wholly-owned subsidiary of Boston Omaha Corporation, and to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”) for inclusion by Boston Omaha Corporation in its current report on Form 8-K.  The accompanying statements of revenue and direct operating expenses of certain assets acquired from Bell Media, LLC have been presented in lieu of complete financial statements as prescribed by Rule 3-05  of Regulation S-X.

The Assets consist of thirty-five billboard displays, structures, and intangible assets, some of which have finite lives.

The statements of revenue and direct operating expenses of certain assets acquired from Bell Media LLC were prepared from the historical accounting records of Bell.  The outdoor advertising assets represent a portion of the operations of Bell, and therefore, do not represent a stand-alone entity.  Accordingly, historical financial statements in accordance with generally accepted accounting principles in the U.S. (“U.S. GAAP”) have not previously been prepared, nor is it practicable to prepare separate historical financial statements for this component of Bell.  The statements of revenue and direct operating expenses of certain assets acquired vary from a complete income statement prepared in accordance with U.S. GAAP because they exclude indirect expenses, such as certain general and administrative expenses, depreciation and amortization, and Bell’s other lines of business.  Therefore the results set forth in the statements of revenue and direct operating expenses of certain assets acquired may not be representative of future operations.

Cash outflows for investment in billboards and structures through May 31, 2015 were $182,079.   During June 2015, Bell exercised its option to purchase billboards located on three land leases.  The option price was $1,600,000.  The cash outflow for the exercise was $1,588,000 after application of a $12,000 lease deposit paid during 2012 at the inception of the lease.

NOTE 2.                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of the accompanying combined statements of revenues and direct operating expenses in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting periods.  Actual results may differ from the estimates and assumptions used in the preparation of the statements of revenues and direct operating expenses of certain assets acquired.

Revenue Recognition

The Assets generate revenue from outdoor advertising through the leasing of billboards.  The terms of the operating leases relating to the Assets range from one month to three years and are generally billed monthly.  Revenue for advertising space rental is recognized ratably over the term of the contract.  Advertising revenue is reported net of agency commissions.  Agency commissions are calculated based on a stated percentage applied to gross billing revenue for operations. Payments received in advance of being earned are recorded as deferred income.

4

BOSTON OMAHA CORPORATION

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF CERTAIN ASSETS ACQUIRED FROM BELL MEDIA, LLC

NOTE 2.                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)

Advertising agency commissions for the twelve months ended May 31, 2015 and 2014 were $32,333 and $19,214, respectively.

Land Leases

Most of the advertising structures are located on leased land.  Land leases relating to the Assets are typically paid in advance for periods ranging from one to twelve months.  The lease contracts include those with fixed payments and those with escalating payments.  Some of the lease contracts contain a base rent payment plus an additional amount up to a particular percentage of revenue.  Prepaid land leases are recorded as assets and expensed ratably over the related rental term and rent payments in arrears are recorded as an accrued liability.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of operations, maintenance, and general expenses required to sell and lease advertising space.  Direct operating expenses include items such as lease and sublease expense, billboard illumination, sales expense, materials, supplies, labor and permits, and Internet expense.

Exclusion of Indirect and Other Expenses

Indirect general and administrative expenses, depreciation and amortization, company overhead, interest expense, taxes, and other expenses not directly associated with the sale and leasing of outdoor advertising have been excluded from the accompanying statements of revenue and direct operating expenses of certain assets acquired.  Additionally, management believes that the historical results presented are not necessarily indicative of the future results of operations of the outdoor advertising business due to the omission of these expenses and potential future changes in the business environment.

NOTE 3.                      CONCENTRATION OF REVENUES

All of the outdoor advertising revenue is generated from assets located in and around Montgomery, Alabama.

NOTE 4.                      COMMITMENTS

With respect to the Assets, there are leases for thirty-two land locations for the display of its billboards.  The leases are non-cancelable operating leases with terms ranging from month-to-month to two hundred thirty-two months.  The total lease and sublease expense incurred for billboard locations for the twelve months ended May 31, 2015 and 2014 was $459,017 and $440,168 respectively.

5

BOSTON OMAHA CORPORATION

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF CERTAIN ASSETS ACQUIRED FROM BELL MEDIA, LLC

NOTE 4.                      COMMITMENTS (Continued)

The total future minimum rents for leases with terms in excess of one year are as follows:

2016	$211,147
2017	211,711
2018	211,584
2019	202,260
2020	173,524
Thereafter	1,240,341

$2,250,567

During June 2015, a purchase option on one of the leases, in the amount of $1,600,000 was exercised.  (See Note 1.)  Accordingly, no future minimum rents for this lease have been included in the above table.

NOTE 5.                      SUBSEQUENT EVENTS

On June 19, 2015, Bell sold its outdoor adverting assets to Link Media Alabama LLC (“LMA”), a wholly-owned subsidiary of Boston Omaha Corporation.  The sales price was $6,684,604.

On June 19, 2015 LMA executed a transition services agreement with Bell.  To facilitate the transition of the outdoor advertising business, Bell will perform certain managerial and administrative services during the six months following the execution of the sales agreement.  The monthly fee for the services is $11,000 plus reimbursement of direct expenses.  LMA may terminate the agreement by providing Bell with written notice fifteen days prior to cancellation.

Subsequent events have been evaluated for recognition and disclosure through October 2, 2015, the date the financial statements were issued.

6

BOSTON OMAHA CORPORATION

SCHEDULE B

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED FROM BELL MEDIA, LLC

AS OF JUNE 19, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Boston Omaha Corporation

We have audited the accompanying Statement of Assets Acquired and Liabilities Assumed of assets acquired from Bell Media, LLC (the “Assets”) as of June 19, 2015, and the related notes to the financial statement. This financial statement is the responsibility of the management of Boston Omaha Corporation (the “Company”). Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the assets acquired and liabilities assumed of Bell Media, LLC as of June 19, 2015, described in Note 1, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1, the financial statement has been prepared on the basis of the allocation of Boston Omaha Corporation’s purchase price as of June 19, 2015 to assets acquired and liabilities assumed pursuant to the Asset Sale and Purchase Agreement between Boston Omaha Corporation and Bell Media, LLC. The financial statement is not intended to be a complete presentation of Bell Media, LLC’s assets and liabilities. Our opinion is not modified with respect to this matter.

/s/ MaloneBailey, LLP
www.malone-bailey.com
Houston, Texas
October 2, 2015

2

BOSTON OMAHA CORPORATION

SCHEDULE B

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED FROM BELL MEDIA, LLC

As of June 19, 2015

ASSETS ACQUIRED

Noncurrent Assets:
Structures and displays	$3,468,700
Customer relationships	170,000
Permits, licenses, and lease acquisition costs	200,000
Noncompetition and non-solicitation agreements	98,000
Goodwill	2,747,904

Total Noncurrent Assets Acquired	$6,684,604

LIABILITIES ASSUMED

Noncurrent liabilities	$-

Total Liabilities Assumed	$-

NET ASSETS ACQUIRED	$6,684,604

See accompanying notes to the Statement of Assets Acquired and Liabilities Assumed.

3

BOSTON OMAHA CORPORATION

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED FROM BELL MEDIA, LLC

As of June 19, 2015

NOTE 1.                      BASIS OF PRESENTATION

Link Media Alabama, LLC is a wholly-owned subsidiary of Boston Omaha Corporation.

As used in the notes herein, the terms “Link Media Alabama, LLC,” “LMA,” refer to Link Media Alabama, LLC.  The term “the Company” refers to Boston Omaha Corporation or one or more of its consolidated subsidiaries or all of them taken as a whole.

On June 19, 2015, Link Media Alabama, LLC entered into an Asset Purchase Agreement with Bell Media, LLC (“Bell”) for the purchase of thirty-five billboards, related personal property, and intangible assets  from Bell and acquired rights to lease three other billboards.  The assets acquired are located in Alabama.  Bell sold only assets related to its outdoor advertising business.  The cash purchase price was $6,684,604, including $300,000 for which payment was deferred until initial approvals for LMA to assume certain land leases was obtained.  The approvals were obtained in July, 2015 and the payment was made.

Bell does not have audited or reviewed historical financial statements.  LMA was unable to obtain detailed historical cost records of the assets acquired due to the age of some of the structures and displays.  Additionally, Bell’s historical asset acquisition records could not be disaggregated and specifically matched to the specific assets acquired.  As a result it is impracticable to provide full financial statements required by Regulation S-X for the assets acquired from Bell.

The accompanying statement of assets acquired and liabilities assumed (the “Financial Statement”) as of June 19, 2015 is presented based on the purchase price allocation LMA used to record the Bell Acquisition in its financial statements.  It represents the assets acquired and liabilities assumed per the asset purchase agreement and is not intended to be a complete presentation of LMA’s assets and liabilities.  The accompanying statement was prepared specifically for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to represent a complete set of financial statements reflecting financial position, member’s equity, results of operations or cash flows of LMA.  The assets acquired and liabilities assumed may not be representative of LMA’s future financial position.

Subsequent events have been evaluated for recognition and disclosure through October 2, 2015, the date the Financial Statement was issued.

NOTE 2.                      SIGNIFICANT ACCOUNTING POLICIES

Geographic Concentrations

All of the outdoor advertising assets are located in and around Montgomery, Alabama.

Use of Estimates

Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in the Financial Statement.  Actual balances and results could differ from those estimates.

4

BOSTON OMAHA CORPORATION

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED FROM BELL MEDIA, LLC

As of June 19, 2015

NOTE 2.                      SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment

Property and equipment is stated at the acquisition date fair value as determined by an independent third-party valuation firm.  The acquired assets will be depreciated on a straight-line basis over their estimated useful lives which range from ten to fifteen years.

Purchased Intangibles and Other Long-Lived Assets

The Company amortizes intangible assets with finite lives over their estimated useful lives, which range between two years and ten years.  Intangible assets are periodically reviewed for impairment.  Management monitors events and changes in circumstances that could indicate long-lived assets, including intangible assets, may not be recoverable.  Whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, an impairment loss will be recorded.

Goodwill

Goodwill represents the amount the purchase price exceeds the fair value of net assets acquired in a business combination.  The Company does not amortize goodwill.  Management reviews the recorded value of goodwill for impairment on an annual basis or sooner if events or changes in circumstances indicate that the carrying amount of a reporting unit may exceed fair value.

NOTE 3.                      PURCHASE PRICE ALLOCATION

The purchase price of $6,684,604 for the 35 billboard displays, related structures, and intangible assets and liabilities assumed was allocated to the assets acquired and liabilities assumed based upon their respective fair values at the date of acquisition, with the assistance of an independent third-party valuation firm.  This valuation was performed using the cost approach, market approach, or a combination of the methods, as determined appropriate for each type of asset.

5

BOSTON OMAHA CORPORATION

SCHEDULE C

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

MARCH 31, 2015

BOSTON OMAHA CORPORATION
SCHEDULE C

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

MARCH 31, 2015

ASSETS

		Pro Forma		Pro Forma
	Boston Omaha	Adjustments	Notes	Combined

Current Assets:
Cash	$3,330	$10,000,000	(3a)	$-
	-	(6,384,604)	(2)	3,618,726

Total Current Assets	3,330	3,615,396		3,618,726

Property and Equipment:
Structures and displays	-	3,468,700	(2)	3,468,700

Total Property and Equipment, net	-	3,468,700		3,468,700

Other Assets:
Intangible assets	-	3,215,904	(2)	3,215,904
Investment in unconsolidated affiliate	51,035	-		51,035

Total Other Assets	51,035	3,215,904		3,266,939

Total Assets	$54,365	$10,300,000		$10,354,365

See accompanying notes to unaudited pro forma combined financial statements.

BOSTON OMAHA CORPORATION
SCHEDULE C

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

MARCH 31, 2015

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

		Pro Forma		Pro Forma
	Boston Omaha	Adjustments	Notes	Combined

Current Liabilities:
Accounts payable and accrued expense	$47,804	$300,000	(2)	$347,804
Accounts payable, stockholder	2,721	-		2,721
Notes payable, stockholders	398,224	-		398,224
Note payble, related party	135,494	-		135,494
Accrued interest, stockholders	2,510	-		2,510
Accrued interest, related party	1,026	-		1,026

Total Current Liabilities	587,779	300,000		887,779

Stockholders' Equity (Deficit):
Preferred stock, $.001 par value,
3,000,000 shares authorized, 0 shares
issued and outstanding	-	-		-
Common stock, $.001 par value,
18,000,000 shares authorized, 268,000
shares issued and outstanding	268	-		268
Class A common stock, $.001 par value,
12,000,000 shares authorized, 1,000,000 shares issued	-	1,000	(3a)	1,000
and outstanding
Additional paid-in capital	55,940	9,999,000	(3a)	10,054,940
Accumulated deficit	(589,622)	-		(589,622)

Total Stockholders' Equity (Deficit)	(533,414)	10,000,000		9,466,586

Total Liabilities and
Stockholders' Equity (Deficit)	$54,365	$10,300,000		$10,354,365

See accompanying notes to unaudited pro forma combined financial statements.

BOSTON OMAHA CORPORATION
SCHEDULE C

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2015

		Pro Forma		Pro Forma
	Boston Omaha	Adjustments	Notes	Combined

Revenues:
Consulting fees	$9,700	$-		$9,700
Billboard sales		327,044	(2)	327,044
Sales discounts		(1,020)	(2)	(1,020)

Total Revenues	9,700	326,024		335,724

Costs and Expenses:
Professional fees	72,371			72,371
General and administrative	50	-		50
Lease and sub-lease expense	-	114,754	(2)	114,754
Billboard illumination	-	14,236	(2)	14,236
Sales expense	-	11,725	(2)	11,725
Depreciation and amortization	-	110,689	(2)	110,689
Materials, supplies and labor	-	8,912	(2)	8,912
Internet expense	-	1,198	(2)	1,198

Total Costs and Expenses	72,421	261,514		333,935

(Loss) Income from Operations	(62,721)	64,510		1,789

Other Expense:
Equity in income of
unconsolidated affiliate	3,772	-		3,772
Interest expense	(8,294)	-		(8,294)

(Loss) Income Before Income Tax	(67,243)	64,510		(2,733)
Income Tax Provision	-	(26,126)	(3c)	(26,126)

Net (Loss) Income	$(67,243)	$38,384		$(28,859)

Basic and Diluted Net Income (Loss)
per share	$(0.25)		(3b)	$(0.02)

Basic and Diluted Weighted Average
Shares Outstanding	268,000		(3b)	1,268,000

See accompanying notes to unaudited pro forma combined financial statements.

BOSTON OMAHA CORPORATION
SCHEDULE C

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

		Pro Forma		Pro Forma
	Boston Omaha	Adjustments	Notes	Combined

Revenues:
Consulting fees	$43,874	$-		$43,874
Billboard sales		1,385,783	(2)	1,385,783
Sales discounts		(1,360)	(2)	(1,360)

Total Revenues	43,874	1,384,423		1,428,297

Costs and Expenses:
Professional fees	66,715			66,715
Lease and sub-lease expense	-	449,286	(2)	449,286
Billboard illumination	-	52,011	(2)	52,011
Sales expense	-	51,910	(2)	51,910
Depreciation and amortization	-	442,755	(2)	442,755
Materials, supplies and labor	-	37,946	(2)	37,946
Internet expense	-	4,595	(2)	4,595

Total Costs and Expenses	66,715	1,038,503		1,105,218

(Loss) Income from Operations	(22,841)	345,920		323,079

Other Expense:
Equity in loss of
unconsolidated affiliate	(15,805)	-		(15,805)
Interest expense	(28,132)	-		(28,132)

(Loss) Income Before Income Tax	(66,778)	345,920		279,142
Income Tax Provision	-	(140,098)	(3c)	(140,098)

Net (Loss) Income	$(66,778)	$205,822		$139,044

Basic and Diluted Net Income (Loss)
per share	$(0.25)		(3b)	$0.11

Basic and Diluted Weighted Average
Shares Outstanding	268,000		(3b)	1,268,000

See accompanying notes to unaudited pro forma combined financial statements.

BOSTON OMAHA CORPORATION

NOTES TO UNAUDITED COMBINED PRO FORMA INFORMATION

NOTE 1.                      BASIS OF PRESENTATION

The unaudited pro forma combined balance sheet has been prepared by applying pro forma adjustments to Boston Omaha Corporation’s (“Boston Omaha”) (“the Company”) unaudited balance sheet as of March 31, 2015.

The unaudited pro forma combined statement of operations for the three months ended March 31, 2015 has been prepared from Boston Omaha’s unaudited interim statement of operations for the three months ended March 31, 2015 and the unaudited revenues and direct operating expenses for certain assets acquired from Bell Media LLC for the three months ended March 31, 2015 which were extracted from the audited statement of revenues and direct operating expenses for certain assets acquired from Bell Media LLC for the twelve months ended May 31, 2015.

Boston Omaha’s audited financial statements have been used in the preparation of the unaudited pro forma combined statements for the twelve months ended December 31, 2014.  The revenues and direct operating expenses are for the twelve months ended December 31, 2014 and were derived from the audited statements of revenue and direct operating expenses of certain assets acquired from Bell Media LLC for the twelve months ended May 31, 2015 and 2014.

The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Boston Omaha as follows:

Boston Omaha’s (formerly known as REO Plus, Inc.) financial statements for the year ended December 31, 2014 and the notes relating thereto, as found in its Form 10-K which was filed on February 6, 2015.

Boston Omaha’s unaudited financial statements for the three months ended March 31, 2015 and the notes relating thereto, as found in its Form 10-Q which was filed on March 13, 2015; and

Boston Omaha’s Statements of Revenues and Direct Operating Expenses of Certain Assets Acquired From Bell Media LLC for the years ended May 31, 2015 and 2014, and the notes relating thereto included elsewhere in this Form 8-K/A.

Boston Omaha Corporation’s Statement of Assets Acquired and Liabilities Assumed From Bell Media, LLC as of June 19, 2015 and the notes relating thereto included elsewhere in this Form 8-K/A.

On June 17, 2015, the Company effected a 7:1 reverse stock split.  The accompanying pro forma combined financial statements have been retroactively adjusted to reflect the stock split.

NOTE 2.                      PURCHASE OF ASSETS

On June 19, 2015, Link Media Alabama, LLC (“LMA”), a wholly-owned subsidiary of Boston Omaha, purchased 35 billboards and related personal property, and intangible assets from a private seller and also acquired certain leasing rights to three other billboards from Bell Media (the “Seller”) for a purchase price of $6,684,604, including $300,000 for which payment was deferred until initial approvals for LMA to assume certain land leases was obtained.  The approvals were obtained in July, 2015 and the payment was made.

Net earnings of $15,396 for the period from June 19 through June 30, 2015 were credited to the gross purchase price of $6,700,000 as an adjustment of the purchase price.

The following table summarizes the allocation of the purchase price to the assets acquired and liabilities assumed at the acquisition date.

BOSTON OMAHA CORPORATION

NOTES TO UNAUDITED COMBINED PRO FORMA INFORMATION

NOTE 2.                      PURCHASE OF ASSETS (Continued)

Recognized Amount of Identifiable Assets Acquired and Liabilities Assumed

Property and Equipment:
Structures and displays	$3,468,700

Intangible Assets:
Customer relationships	170,000
Permits, licenses, and lease acquisition costs	200,000
Noncompetition and non-solicitation agreements	98,000
Goodwill	2,747,904

Total Intangible Assets	3,215,904

Identifiable Assets Acquired	6,684,604

Liabilities assumed	-

Total Identifiable Net Assets	$6,684,604

Depreciation has been provided for structures and displays on a straight-line basis for their estimated useful lives, expected to range from ten to fifteen years.  Amortization has been provided for the intangible assets having finite lives, expected to range from two to ten years.

NOTE 3.                      PRO FORMA ADJUSTMENTS

a)	Stock issuance

During June 2015, in connection with the acquisition, Boston Omaha issued 500,000 shares of Class A common stock at a price of $10 per share to each of its majority stockholders, resulting in gross proceeds to the Company of $10,000,000.  In connection with the stock issue, the Company issued 50,000 warrants to each of its majority stockholders to purchase additional shares of the Company’s Class A common stock at a price of $10 per share.  The warrants are exercisable at any time and expire on June 18, 2025.

b)	Earnings per share

The basic net income (loss) per common share is computed by dividing the net income (loss) by the weighted average number of common shares outstanding, giving effect to pro forma transactions as follows:

Number of shares outstanding, January 1, 2014	268,000
Add: Stock issuance to finance acquisition	1,000,000

Common shares outstanding for Unaudited Pro Forma Statements of Operations	1,268,000

c)	Income Tax Benefit (Provision)

Federal and state income taxes have been provided at statutory rates.

BOSTON OMAHA CORPORATION

NOTES TO UNAUDITED COMBINED PRO FORMA INFORMATION

NOTE 4.                      EXCLUDED COSTS

Prior to the acquisition, the assets were owned and managed by the Seller, who did not maintain separate financial records.  Consequently, the Unaudited Pro Forma Combined Statements of Operations included herein do not reflect general and administrative expenses and other indirect expenses that were not allocated by the Seller to the outdoor advertising assets.

The pro forma statements of operations are not indicative of operations going forward because they necessarily exclude various operating expenses as described above.